As filed with the Securities and Exchange Commission on August 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219

(Address of principal executive offices) (Zip code)
Jerry V. Swank

3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219

(Name and address of agent for service)
214-692-6334

Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2010

Item 1.  Report to Stockholders.
The Cushing MLP Total Return Fund

Semi-Annual Report
May 31, 2010

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankfunds.com

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The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

The Cushing MLP Total Return Fund (“SRV”) performed well over the six months ending May 31, 2010 as the net asset value per share increased +8.9% to $6.25, while the share price rose +12.6% to $7.37. SRV also paid its sixth consecutive $0.225 dividend in June 2010.

Master Limited Partnerships (“MLPs”) have displayed solid operating results and stock price appreciation over the last six months, against an economic and broad market backdrop of continued uncertainty and volatility. Our MLP investment thesis has remained largely intact.

1.	In times of economic uncertainty, the stable, “toll road” type businesses of MLPs will become relatively more attractive to investors.

2.	MLPs should continue to maintain and increase distributions.

3.	As investors become more attracted to this asset class, yields should compress, resulting in healthy annual returns.

MLP Operating Results

Because MLPs pay the majority of their cash flow to investors, the best measure of the health of the underlying business is cash distributions. Year-to-date, MLPs are on track to meet our internal annual distribution growth forecast of approximately 5.5%. We are encouraged by the number of high quality expansion projects taking place, and expect distribution growth in 2011 to edge higher.

MLP Distribution Growth

Source: Swank Energy Income Advisors, LP

Past performance is no guarantee of future results. Index performance shown for illustration purposes only. 2010 figures are estimated.

Capital Markets Activity

With numerous new growth projects to choose from, MLPs have actively been raising capital from the debt and equity capital markets to finance expansions. Through the first five months of 2010, MLPs raised $5.9 billion of equity and $11.1 billion of debt, roughly equal to what was raised during the entire year in 2009. The record full year for MLP capital issuance was 2007, when $24.2 billion was raised. In addition, there have been two MLP IPOs this year: Plains Natural Gas Storage L.P., which raised over $250 million and Niska Gas Storage Partners, LLC, which raised over $350 million. Both MLPs provide direct exposure to the natural gas storage sector, which is a new MLP sub sector. We expect additional IPOs throughout 2010.

MLP Capital Markets Activity

Source: UBS Investment Bank

In addition to expansion projects, MLP unit holders benefit from the acquisition of assets, which can be immediately accretive to cash flow. This often occurs when a larger integrated energy company looks to rationalize its portfolio of assets. Also, with improving MLP valuations and increased capital markets access, we have seen an increase in sponsor drop-down transactions. In January 2010, an integrated natural gas company, The Williams Companies, Inc. (NYSE: WMB), sold the majority of its pipeline and midstream assets to Williams Partners, L.P. (NYSE: WPZ). The transaction was valued at over $12 billion and created one of the largest diversified MLPs.

SRV Adds Equity

In March 2010, SRV issued an additional 4,600,000 shares through a group of underwriters in a secondary offering. In July 2010, SRV issued an additional 8,625,000 shares, bringing the total outstanding shares to 25,850,726 shares. Both transactions were accretive to SRV’s net asset value per common share as the common shares were issued at a premium to NAV. We were encouraged by the investor appetite for the common shares as both transactions were upsized from the original offering size. We believe that all investors will benefit from the increased liquidity. Given the success of the offerings, the market capitalization of the stock is now over $200 million.

We appreciate your continued support.

The Cushing MLP Total Return Fund

Jerry V. Swank,
Chief Executive Officer

The Cushing MLP Total Return Fund
Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from
	December 1, 2009
	through	Year Ended	Year Ended
	May 31, 2010	11/30/09	11/30/08

FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$5,901,268	$8,889,886	$12,277,393
Dividends from common stock	917,978	1,779,867	178,095
Interest income & other	591,229	518,446	316,870

Total income from investments	$7,410,475	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Advisor	$821,936	$557,839	$1,615,353
Operating expenses(a)	432,685	1,072,460	750,292
Leverage costs	154,045	176,619	924,418
Other	35,450	100,347	108,279

Total advisory fees and operating expenses	$1,444,116	$1,907,265	$3,398,342
Distributable Cash Flow (DCF)(b)	$5,966,359	$9,280,934	$9,374,016
Distributions paid on common stock	$6,685,094	$9,505,720	$9,505,720
Distributions paid on common stock per share	$0.90	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.1 x	1.2 x	1.3 x
After advisory fee and operating expenses	0.9 x	1.0 x	1.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	164,660,377	98,339,592	61,974,946
Unrealized appreciation (depreciation), net of income taxes	24,111,571	20,880,742	(58,032,746)
Short-term borrowings	47,800,000	29,900,000	14,500,000
Short-term borrowings as a percent of total assets	29%	30%	23%
Net Assets, end of period	107,402,069	64,511,402	37,779,243
Net Asset Value per common share	$6.25	$5.74	$3.98
Market Value per share	$8.30	$7.37	$10.36
Market Capitalization	$142,551,321	$82,894,797	$98,247,516
Shares Outstanding	17,174,858	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising

(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
May 31, 2010 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2010

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 120.6%(1)	Shares	Fair Value

Coal — 14.0%(1)
Alliance Holdings GP, L.P.	135,000	$4,198,500
Natural Resource Partners, L.P.	250,000	5,602,500
Penn Virginia GP Holdings, L.P.	135,000	2,409,750
Penn Virginia Resource Partners, L.P.	135,000	2,808,000

		15,018,750

Crude/Natural Gas Production — 16.4%(1)
Breitburn Energy Partners, L.P.	50,000	737,500
Encore Energy Partners, L.P.	209,000	3,243,680
EV Energy Partners, L.P.	125,000	3,658,750
Legacy Reserves, L.P.	100,000	2,240,000
Linn Energy, LLC	200,000	4,894,000
Vanguard Natural Resources, LLC	135,000	2,872,800

		17,646,730

Crude/Refined Products Pipelines and Storage — 20.8%(1)
Buckeye Partners, L.P.	25,000	1,417,500
Enbridge Energy Partners, L.P.	100,000	4,977,000
Genesis Energy, L.P.	275,000	4,862,000
Magellan Midstream Partners, L.P.	150,000	6,567,000
Plains All American Pipeline, L.P.	50,000	2,878,000
TransMontaigne Partners, L.P.	60,000	1,692,000

		22,393,500

Natural Gas/Natural Gas Liquid Pipelines and Storage — 23.9%(1)
Boardwalk Pipeline Partners, LP	125,000	3,481,250
Energy Transfer Partners, L.P.	50,000	2,205,000
Enterprise GP Holdings, L.P.	100,000	4,335,000
Enterprise Products Partners, L.P.	175,000	5,880,000
Niska Gas Storage Partners LLC	100,000	1,885,000
ONEOK Partners, L.P.	100,000	5,991,000
TC Pipelines, L.P.	50,000	1,901,000

		25,678,250

Natural Gas Gathering/Processing — 23.1%(1)
DCP Midstream Partners, L.P.	40,000	1,196,000
MarkWest Energy Partners, L.P.	275,000	8,049,250
Regency Energy Partners, L.P.	236,000	5,428,000
Targa Resources Partners, L.P.	225,000	5,096,250
Williams Partners, L.P.	135,000	5,031,450

		24,800,950

Propane — 12.3%(1)
Inergy, L.P.	200,000	7,306,000
Inergy Holdings, L.P.	82,000	5,936,800

		13,242,800

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2010 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — (Continued)	Shares	Fair Value

Shipping — 6.6%(1)
Navios Maritime Partners, L.P.	200,000	$3,158,000
Teekay Offshore Partners, L.P.	200,000	3,914,000

		7,072,000

Utilities — 3.5%(1)
FLP Group, Inc.	75,000	3,744,750

Total Master Limited Partnerships and Related Companies (Cost $105,352,054)		129,597,730

	Principal
SENIOR NOTES — UNITED STATES — 19.6%(1)	Amount

Crude/Refined Products Pipelines and Storage — 0.5%(1)
Kinder Morgan Energy Partners, 6.550%, 09/15/2040	$500,000	493,880

Natural Gas/Natural Gas Liquids Pipelines and Storage — 8.7%(1)
El Paso Corp., 7.420%, due 02/15/2037	375,000	323,624
Energy Transfer Partners, L.P., 9.000%, due 04/15/2019	6,000,000	7,075,806
Enterprise Products Operating, LLC, 6.450%, 09/01/2040	2,000,000	2,001,504

		9,400,934

Natural Gas Gathering/Processing — 10.4%(1)
Atlas Pipeline Partners, L.P., 8.750% due 06/15/2018	3,500,000	3,325,000
Copano Energy, LLC, 8.125%, due 03/01/2016	2,000,000	1,940,000
MarkWest Energy Partners, L.P., 6.875%, due 11/01/2014	2,000,000	1,920,000
MarkWest Energy Partners, L.P., 8.750%, due 04/15/2018	1,000,000	1,015,000
Regency Energy Partners, L.P., 9.375%, due 06/01/2016(2)	2,000,000	2,090,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	196,000
Targa Resources Partners, L.P., 11.250%, due 07/15/2017(2)	600,000	648,000

		11,134,000

Total Senior Notes (Cost $20,547,248)		21,028,814

	Contracts

OPTIONS — 0.7%(1)
SPDR Trust Series 1
Expiration: June 2010, Exercise Price: $101.00	2,600	257,400
SPDR Trust Series 1
Expiration: June 2010, Exercise Price: $102.00	2,500	292,500
SPDR Trust Series 1
Expiration: June 2010, Exercise Price: $103.00	1,500	199,500

Total Options (Cost $1,705,715)		749,400

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2010 — (Continued)

SHORT-TERM INVESTMENTS — UNITED STATES
INVESTMENT COMPANIES — 2.3%(1)	Shares	Value

AIM Short-Term Treasury Portfolio Fund — Institutional Class	489,781	$489,781
Fidelity Government Portfolio Fund — Institutional Class	489,781	489,781
First American Treasury Obligations Fund — Class A	489,781	489,781
First American Treasury Obligations Fund — Class Y	489,781	489,781
First American Treasury Obligations Fund — Class Z	489,780	489,780

Total Short-Term Investments (Cost $2,448,904)		2,448,904

TOTAL INVESTMENTS — 143.2%(1) (COST $130,053,921)		153,824,848
Liabilities in Excess of Other Assets — (43.2)%(1)		(46,422,779)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0% (1)		$107,402,069

SECURITIES SOLD SHORT
	Contracts

OPTIONS — (0.2)%(1)
SPDR Trust Series 1
Expiration: June 2010, Exercise Price: $90.00	6,600	171,600

TOTAL SECURITIES SOLD SHORT — (0.2)%(1)(PROCEEDS $512,244)		$171,600

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Restricted securities represent a total fair value of $2,738,000 which represents 2.5% of net assets.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities (Unaudited)
May 31, 2010

Assets
Investments at fair value (cost $130,053,921)	$153,824,848
Cash and cash equivalents	106,492
Receivable for investments sold	9,940,247
Interest receivable	412,953
Distribution receivable	216,570
Prepaid expenses and other assets	159,267

Total assets	164,660,377

Liabilities
Securities sold short, at fair value (proceeds $512,244)	171,600
Payable to Advisor	178,842
Payable for investments purchased	4,993,337
Distributions payable to common stockholders	3,864,343
Dividends payable related to securities sold short	3,230
Short-term borrowings	47,800,000
Accrued interest expense	149,568
Accrued offering expense	8,392
Accrued expenses and other liabilities	88,996

Total liabilities	57,258,308

Net assets applicable to common stockholders	$107,402,069

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 17,174,858 shares issued and outstanding (92,500,000 shares authorized)	$17,175
Additional paid-in capital	203,189,127
Accumulated net investment loss, net of income taxes	(1,524,703)
Accumulated realized loss, net of income taxes	(118,391,101)
Net unrealized gain on investments, net of income taxes	24,111,571

Net assets applicable to common stockholders	$107,402,069

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$6.25

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations (Unaudited)
Period from December 1, 2009 through May 31, 2010

Investment Income
Distributions received from master limited partnerships	$5,901,268
Less: return of capital on distributions	(5,508,006)

Distribution income from master limited partnerships	393,262
Dividends from common stock (net of foreign taxes withheld of $10,366)	917,978
Interest income	591,229

Total Investment Income	1,902,469

Expenses
Advisory fees	821,936
Offering expense	315,000
Professional fees	215,399
Reports to stockholders	55,291
Trustees’ fees	50,898
Administrator fees	38,589
Registration fees	21,829
Fund accounting fees	19,773
Custodian fees and expenses	17,055
Transfer agent fees	13,851
Other expenses	35,450

Total Expenses before Interest Expense	1,605,071

Interest expense	154,045

Total Expenses	1,759,116

Net Investment Income	143,353

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,017,173

Net change in unrealized appreciation of investments	3,230,829

Net Realized and Unrealized Gain on Investments	4,248,002

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$4,391,355

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statements of Changes in Net Assets

	Period From
	December 1, 2009	Year Ended
	through	November 30,
	May 31, 2010	2009
	(Unaudited)

Operations
Net investment income	$143,353	$407,744
Net realized gain (loss) on investments	1,017,173	(52,209,736)
Net change in unrealized appreciation of investments	3,230,829	78,913,488

Net increase in net assets applicable to common stockholders resulting from operations	4,391,355	27,111,496

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(6,685,094)	(9,505,720)

Total dividends and distributions to common stockholders	(6,685,094)	(9,505,720)

Capital Share Transactions
Proceeds from issuance of 5,850,000 and 1,686,090 common shares, from offerings, respectively	44,598,500	8,696,251
Issuance of 77,260 and 78,157 common shares, from reinvestment of distributions to stockholders, respectively	585,906	430,132

Net increase in net assets, applicable to common stockholders, from capital share transactions	45,184,406	9,126,383

Total increase in net assets applicable to common stockholders	42,890,667	26,732,159
Net Assets
Beginning of year	64,511,402	37,779,243

End of year	$107,402,069	$64,511,402

Accumulated net investment loss at the end of the year	$(1,524,703)	$(1,668,056)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows (Unaudited)
Period from December 1, 2009 through May 31, 2010

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$4,391,355
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(3,230,829)
Purchases of investments	(233,858,342)
Proceeds from sales of investments	172,058,967
Return of capital on distributions	5,508,006
Net realized losses on sales of investments	(1,086,384)
Net sales of short-term investments	(2,323,319)
Proceeds from borrowing facility	34,900,000
Repayment of borrowing facility	(17,000,000)
Changes in operating assets and liabilities
Receivable for investments sold	(3,058,607)
Interest receivable	(160,953)
Distribution receivable	301,163
Prepaid and other assets	(111,529)
Proceeds from investments sold short	12,194,808
Purchases to cover investments sold short	(12,366,449)
Payable/receivable to/from Advisor	100,558
Payable for investments purchased	3,763,822
Accrued interest expense	145,715
Accrued offering expense	8,392
Accrued expenses and other liabilities	979

Net cash used in operating activities	(39,822,647)

Financing Activities
Increase Capital Stock from Common Stock Issuance net of underwriting and other direct costs	5,927
Additional paid-in capital from Common Stock Issuance	44,598,500
Dividends paid to common stockholders	(4,765,555)

Net cash provided by financing activities	39,838,872

Decrease in Cash and Cash Equivalents	16,225
Cash and Cash Equivalents:
Beginning of year	90,267

End of year	$106,492

Supplemental Disclosure of Cash Flow Information
Interest Paid	$1,824
Taxes Paid	$13,247
Additional paid-in capital from Dividend Reinvestment	$585,906

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

	Period from			Period from
	December 1, 2009			August 27, 2007(1)
	through	Year Ended	Year Ended	through
	May 31, 2010	November 30, 2009	November 30, 2008	November 30, 2007
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	20.00
Underwriting discounts and offering costs on issuance of common shares	(0.02)	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	0.52	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	0.46	1.69	(14.05)	(0.89)

Total increase (decrease) from investment operations	0.98	2.78	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—
Return of capital	(0.45)	(1.01)	(1.29)	(0.30)

Total distributions to common stockholders	(0.45)	(1.01)	(1.29)	(0.30)

Net Asset Value, end of period	$6.25	$5.74	$3.98	$18.17

Per common share market value, end of period	$8.30	$7.37	$10.36	$16.71
Total Investment Return Based on Market Value	19.13%	(16.89)%	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$107,402	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver (4)(5)	3.73%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver (4)(5)	3.73%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver (4)(5)(6)	3.73%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver (4)(5)(6)	3.73%	3.74%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver (4)(5)(6)	0.30%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver (4)(5)(6)	0.30%	0.80%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver (4)(5)	0.30%	0.22%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver (4)(5)	0.30%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	125.40%	526.39%	95.78%	15.15%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

See Accompanying Notes to the Financial Statements.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2009 to May 31, 2010 the Company accrued $0 in net current and deferred tax expense. For the year ended November 30, 2009, the Company accrued $0 in net current and deferred tax expense. For the year ended November 30, 2008, the Company accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
May 31, 2010 (Unaudited)

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 10 percent as investment income with the remaining balance to be return of capital.

Subsequent to November 30, 2008, the Company revised the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2010, the Fund’s dividends and distributions were expected to be comprised of 100 percent return of capital. The tax character of distributions paid for the period ended May 31, 2010 will be determined in early 2011.

E.	Federal Income Taxation
The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of May 31, 2010, open federal tax years include the tax years ended November 30, 2007, November 30, 2008 and November 30, 2009.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common dividends and interest payments. These activities are reported in the accompanying Statements of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. As of May 31, 2010, the Fund has accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J. The Fund’s maximum exposure under such indemnification arrangements, however, is unknown, as this would involve expenses relating to existing claims that have not yet been accrued or future claims that may be made against the Fund that have not yet occurred and may not occur.

I.	Derivative Financial Instruments
The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund occasionally engages in equity option trading as a source of protection against a broad market decline. During the period ended May 31, 2010, the Fund purchased 34,800 S&P Depository Receipts (“SPDR”)

Trust Series 1 equity option put contracts with various exercise prices and sold 28,200 of these option contracts for a total loss of $143,809. Of this loss, $812,506 was realized gain included in net realized gain on investments in the Statement of Operations.

On May 31, 2010 the Fund held 6,600 SPDR Trust Series 1 equity option put contracts at fair value of $749,400. Of the 6,600 contracts held, 2,600 contracts had an exercise price of $101.00, 2,500 contracts had an exercise price of $102.00, and 1,500 contracts had an exercise price of $103.00. These equity option contracts are included in investments at fair value in the Statement of Assets and Liabilities. The unrealized depreciation of $956,315 on these equity option put contracts is included in the net change in unrealized appreciation of investments in the Statement of Operations.

During the period ended May 31, 2010, the Fund wrote 19,900 SPDR Trust Series 1 short option put contracts with various exercise prices and covered 13,300 of these option contracts for a total loss of $100,697. Of this loss, $441,341 was realized loss and included in net realized gain on investments in the Statement of Operations.

On May 31, 2010 the Fund held 6,600 SPDR Trust Series 1 short option put contracts at fair value of $(171,600). All contracts had an exercise price of $90.00. These equity option contracts are included in securities sold short at fair value in the Statement of Assets and Liabilities. The unrealized appreciation of $340,644 on these equity option put contracts is included in the net change in unrealized appreciation of investments in the Statement of Operations.

J.	Legal Proceedings
On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Mr. Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b) of the Investment Company Act of 1940 by Swank Capital, LLC. The complaint seeks an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff’s claims relate to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes (formerly FASB Statement of Financial Accounting Standards

No. 109). Plaintiffs claimed that the Fund’s NAV was inflated as a result of an alleged failure to apply a valuation allowance to its deferred tax asset. Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On May 17, 2010, the Fund entered into a stipulation and Agreement of Settlement in the lawsuit. The settlement is contingent on court approval and provides for, among other things, dismissal of the lawsuit with prejudice, the granting of board releases of the named defendants, the Fund and all affiliated entities and a payment to the plaintiffs by the Fund’s insurance carrier of $3.6 million, which would include payment of any attorneys’ fees for plaintiffs’ counsel.

The Fund anticipates that the entire settlement amount will be paid by its insurers and that the Fund will not incur any further costs or liability from this settlement. On May 17, 2010, the lead plaintiff and defendants, Mr. Swank and Mr. Fordyce, filed a joint motion seeking preliminary approval by the court of the settlement and approval of a form of notice to potential settlement class members. On June 28, 2010, the court entered an order certifying a settlement class and set a settlement fairness hearing on September 13, 2010 at 9:30 a.m.

Under the Fund’s organizational documents, its officers and trustees, including Mr. Swank, are entitled to indemnification against certain liabilities arising out of the performance of their duties to the Fund, and this indemnification obligation may extend to costs and/or liabilities resulting from the above-described action. As of June 30, 2010, the Fund has accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to this proceeding. The Fund does not expect any significant increase in these expenses going forward.

3.	Concentrations of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Advisor to the Fund. The Advisor announced on December 19, 2008 that it will temporarily reduce the advisory fee charged to the Fund from an annual rate of 1.25% to 1.00%. Subsequently, the Advisor increased the advisory fee back to 1.25% beginning February 1, 2010. The Advisor earned $821,936 in advisory fees for the period ended May 31, 2010.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforward	$10,915,134
Capital loss carryforward	37,979,912

Total deferred tax assets	48,895,046
Deferred tax liabilities:
Unrealized gain on investment securities	10,813,006

Net deferred tax asset before valuation allowance	38,082,040

Valuation allowance	(38,082,040)

Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. For the period ended May 31, 2010, before the application of valuation allowance, the components of income tax expense include $292,557 and $40,446 for deferred federal and state income tax expense, respectively. The Fund has the following net operating loss and capital loss amounts:

Net Operating Loss	Amount	Expiration

Year ended November 30, 2007	$440,000	November 30, 2027
Year ended November 30, 2008	6,961,000	November 30, 2028
Year ended November 30, 2009	16,306,000	November 30, 2029

Total Net Operating Loss	$23,707,000

Capital Loss
Year ended November 30, 2007	$699,000	November 30, 2012
Year ended November 30, 2008	64,139,000	November 30, 2013
Year ended November 30, 2009	36,470,000	November 30, 2014

Total Capital Loss	$101,308,000

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2012. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2010, as follows:

Application of statutory income tax rate	$408,000
State income taxes (net of federal benefit)	35,000
Non-deductible expenses	120,000
Dividends received deduction	(230,000)
Change in valuation allowance	(333,000)

Total tax expense	$—

The decrease in the valuation allowance was due to a decrease in the net deferred tax asset of $333,000 during the period ended May 31, 2010.

At May 31, 2010, the cost basis of investments was $128,718,371 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,370,184
Gross unrealized depreciation	(5,263,707)

Net unrealized appreciation	$25,106,477

The Fund files a U.S. tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open for the years ended November 30, 2007, November 30, 2008 and November 30, 2009. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

6.	Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Fair Value at	Identical Assets	Inputs	Inputs
Description	May 31, 2010	(Level 1)	(Level 2)	(Level 3)

Equity Securities
Master Limited Partnerships and Related Companies(a)	$129,597,730	$129,597,730	$—	$—

Total Equity Securities	129,597,730	129,597,730	—	—

Notes
Senior Notes(a)	21,028,814	—	21,028,814	—

Total Notes	21,028,814	—	21,028,814	—

Derivatives
Options	749,400	749,400	—	—

Total Options	749,400	749,400	—	—

Other
Short-Term Investments	2,448,904	2,448,904	—	—

Total Other	2,448,904	2,448,904	—	—

Total	$153,824,848	$132,796,034	$21,028,814	$—

(a)	All other industry classifications are identified in the Schedule of Investments.

7.	Restricted Securities

Certain of the Fund’s investments are 144A securities and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date, acquisition cost, fair value and percent of net assets which the restricted securities comprise at May 31, 2010.

						Fair
						Value as	Fair Value as
						Percent of	Percent of
		Principal	Acquisition	Cost	Fair	Net	Total
Investment Security		Amount	Date	Basis	Value	Assets	Assets

Regency Energy Partners, L.P., 9.375%, due 06/01/2016	Senior Notes	$2,000,000	5/15/2009	$1,893,888	$2,090,000	1.9%	1.3%
Targa Resources Partners, L.P., 11.250%, due 07/15/2017	Senior Notes	$600,000	6/30/2009	570,410	648,000	0.6	0.4

Totals				$2,464,298	$2,738,000	2.5%	1.7%

8.	Investment Transactions

For the period ended May 31, 2010, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $233,858,342 and $172,058,967 (excluding short-term securities), respectively, and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $12,366,449 and $12,194,808, respectively.

9.	Common Stock

The Fund has 92,500,000 shares of capital stock authorized and 17,174,858 shares outstanding at May 31, 2010. Transactions in common stock for the period ended May 31, 2010 were as follows:

Shares at November 30, 2009	11,247,598
Shares sold through additional offerings	5,850,000
Shares issued through reinvestment of distributions	77,260

Shares at May 31, 2010	17,174,858

10.	Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for

Credit Suisse (which approximates LIBOR plus 0.30 percent). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2010 was approximately $42,245,000 and 0.66 percent, respectively. At May 31, 2010, the principal balance outstanding was $47,800,000 and accrued interest expense was $149,568.

11.	Subsequent Events

On June 11, 2010, the Fund issued 50,868 shares through its dividend reinvestment plan. On July 14, 2010, the Fund sold 8,625,000 common shares in a registered public offering at a price of $8.08 per share. After these share issuances and sales, the Fund’s total common shares outstanding were 25,850,726.

The Cushing MLP Total Return Fund
Additional Information (Unaudited)
May 31, 2010

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2010, the aggregate compensation paid by the Fund to the independent trustees was $49,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 12, 2010. The matter considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect Ronald P. Trout as Trustee of the Fund to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares

01 — Ronald P. Trout Affirmative	15,260,952
Withheld	270,180

TOTAL	15,531,132

Brian R. Bruce continued as Trustee and his term expires on the date of the 2011 annual meeting of stockholders, to serve until his successor is duly elected and qualified. Edward N. McMillan and Jerry V. Swank continued as Trustees and their terms expire on the date of the 2012 annual meeting of stockholders, each to serve until his successor is duly elected and qualified.

Based upon votes required for approval, this matter passed.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Daniel L. Spears
Executive Vice President and Secretary

John H. Alban
Chief Financial Officer and
Interim Chief Compliance Officer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankfunds.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(d)
Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1 12/01/09-12/31/09	0	0	0	0

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #2 01/01/10-01/31/10	0	0	0	0
Month #3 02/01/10-02/28/10	0	0	0	0
Month #4 03/01/10-03/31/10	0	0	0	0
Month #5 04/01/10-04/30/10	0	0	0	0
Month #6 05/01/10-05/31/10	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 4, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 4, 2010

By (Signature and Title)	/s/ John Alban

John Alban, Chief Financial Officer

Date	August 4, 2010